UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2023

Distoken Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41622	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 1006, Block C, Jinshangjun Park No. 2 Xiaoba Road, Panlong District Kunming, Yunnan, China	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 871 63624579

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant, and one right	DISTU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	DIST	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant entitling the holder to purchase one ordinary share at a price of $11.50 per share	DISTW	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth of one ordinary share	DISTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 17, 2023, Distoken Acquisition Corporation (the “Company”) consummated its initial public offering (the “IPO”) of 6,900,000 units (the “Units”), including 900,000 additional Units issued pursuant to the full exercise by the underwriters of their over-allotment option (the “Over-Allotment Option”). Each Unit consists of one ordinary share, par value $0.0001 per share of the Company (the “Ordinary Shares”), one redeemable warrant (the “Public Warrants”), each Public Warrant exercisable to purchase one Ordinary Share at an exercise price of $11.50 per share, and one right to receive one-tenth (1/10) of one Ordinary Share upon the consummation of the Company’s initial business combination.  The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $69,000,000.

In connection therewith and the closing of the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1, as amended (File No. 333-248822) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on September 15, 2020 (the “Registration Statement”);

● ●

An Underwriting Agreement, dated February 15, 2023, between the Company and I-Bankers Securities, Inc., as representative of the several underwriters;

A Business Combination Marketing Agreement, dated February 15, 2023, between the Company and I-Bankers Securities, Inc.

●	An Investment Management Trust Agreement, dated February 15, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as trustee;

●	A Warrant Agreement, dated February 15, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent;

●	A Rights Agreement, dated February 15, 2023, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent;

●	A Registration Rights Agreement, dated February 15, 2023, by and among the Company, the Company’s sponsor, Xiaosen Sponsor LLC (the “Sponsor”) and certain securityholders;

●	A Letter Agreement, dated February 15, 2023, by and among the Company, its officers, its directors and the Sponsor;

●	A Sponsor Units Subscription Agreement, dated February 15, 2023, by and between the Company and the Sponsor; and

●	An Administrative Services Agreement, dated February 15, 2023, by and between the Company and the Sponsor.

On February 17, 2023, the Company issued warrants to purchase 172,500 Ordinary Shares, exercisable at $12.00 per share (the “Representative Warrants”), to I-Bankers Securities, Inc. in connection with its services as the representative of the underwriters for the IPO and as a result of the full exercise of the over-allotment option. The Representative Warrants may be exercised for cash or on a cashless basis, at the holder’s option, at any time during the period commencing on the later of the first anniversary of the effective date of the Registration Statement and the closing of the Company’s initial business combination and terminating on the fifth anniversary of the effective date of the Registration Statement. The Representative Warrants and such shares purchased pursuant to the Representative Warrants are subject to a lock-up for a period of 180 days immediately following the effective date of the Registration Statement. The Representative Warrants grant to holders certain registration rights with respect to the registration under the Securities Act of 1933, as amended, of the Ordinary Shares issuable upon exercise of the Representative Warrants.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the sale of the Units, the Company consummated the private placement (the “Private Placement”) of 545,000 Units (the “Placement Units”), each Placement Unit consisting of one Ordinary Share, one warrant and one right, to the Sponsor at a price of $10.00 per Placement Unit, generating total proceeds of $5,450,000. The Placement Units (and the underlying securities) are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 15, 2023, in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles of Association with the Cayman Islands General Registry, effective the same day. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $70,380,000 of the net proceeds from the IPO and the Private Placement were placed in a U.S.-based trust account established for the benefit of the Company’s public shareholders and maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds in the trust account will not be released until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company's Amended and Restated Memorandum and Articles of Association to (A) modify the substance or timing of the Company's obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within nine months from the closing of the IPO (or up to 18 months from the closing of the IPO if the Company extends the period of time to consummate a business combination) or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity and (iii) the redemption of all of the Company’s public shares if the Company is unable to complete its initial business combination within nine months from the closing of the IPO (or up to 18 months from the closing of the IPO if the Company extends the period of time to consummate a business combination), subject to applicable law.

Copies of the press releases issued by the Company announcing the pricing of the IPO and the closing of the IPO are included as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated February 15, 2023, by and between the Company and I-Bankers Securities, Inc. as representative of the several underwriters

1.2	Business Combination Marketing Agreement, dated February 15, 2023, by and between the Company and I-Bankers Securities, Inc.

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement, dated February 15, 2023, by and between the Company and Continental Stock Transfer & Trust Company

4.2	Rights Agreement, dated February 15, 2023, by and between the Company and Continental Stock Transfer & Trust Company

4.3	Representative Warrant, dated February 17, 2023

10.1	Investment Management Trust Agreement, dated February 15, 2023, by and between the Company and Continental Stock Transfer & Trust Company

10.2	Registration Rights Agreement, dated February 15, 2023, by and among the Company, the Sponsor, and certain securityholders.

10.3	Letter Agreement, dated February 15, 2023, by and among the Company, its officers and directors and the Sponsor

10.4	Sponsor Units Subscription Agreement, dated February 15, 2023, by and between the Company and the Sponsor

10.5	Administrative Services Agreement, dated February 15, 2023, by and between the Company and the Sponsor

99.1	Press Release Announcing Pricing of IPO

99.2	Press Release Announcing Closing of IPO

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2023	Distoken Acquisition Corporation

	By:	/s/ Jian Zhang
		Name:	Jian Zhang
		Title:	Chief Executive Officer